Schedule of Investments (unaudited) March 31, 2023	iShares Russell 2000 Small-Cap Index Fund (Percentages shown are based on Net Assets)

Mutual Fund	Value

Master Small Cap Index Series of Quantitative Master Series LLC	$2,663,157,092

Total Investments — 100.0% (Cost: $2,475,318,017)	2,663,157,092
Liabilities in Excess of Other Assets — (0.0)%	(429,444)

Net Assets — 100.0%	$2,662,727,648

iShares Russell 2000 Small-Cap Index Fund (the “Fund”) seeks to achieve its investment objective by investing all of its assets in Master Small Cap Index Series (the “Series”), which has the same investment objective and strategies as the Fund. As of March 31, 2023, the value of the investment and the percentage owned by the Fund of the Series was $2,663,157,092 and 66.4%, respectively.

The Fund records its investment in the Series at fair value. The Fund’s investment in the Series is valued pursuant to the pricing policies approved by the Board of Directors of the Series.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

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Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

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Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, refer to the Fund’s most recent financial statements.

Certain investments of the Fund were fair valued using net asset value (“NAV”) as a practical expedient or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

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